UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

ANNUAL REPORT

November 30, 2020

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

Toll Free (877) 4TANAKA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.tanaka.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (UNAUDITED)

Dear Fellow Shareholder,

                                                                             January 2021

 Despite the unprecedented challenges posed by COVID-19, the stock market was able to achieve gains in 2020, supported by large-scale stimulus from Congress and the Federal Reserve and the swift development of multiple vaccines that are currently rolling out.

Against this backdrop, the TANAKA Growth Fund was up 50.9% for the year vs. a total return of 18.4% for the S&P 500. We are pleased to note that this performance earned the Fund the #1 ranking by Lipper in the Multicap Core category (out of 660 funds) for 2020. While overall stock market returns are unlikely to be as high this year, we are optimistic about the outlook for many of our stock picks and are encouraged the Fund is off to a good start to the year with a gain of 16.3% vs. 0.9% on the S&P 500 (as of 1/28/21).

We continue to benefit from our core Technology holdings which have experienced increased demand for their products and services as the proliferation of technology throughout the economy accelerates as a result of the pandemic. We have also benefited from our move to larger, higher quality stocks, which provide lower volatility and more durable growth driven by secular shifts to e-commerce, cloud computing, and digital payments that we expect to persist for decades to come. With anticipation for further stimulus from the newly Democrat-controlled Congress and the ongoing rollout of the first COVID vaccines, our pro-Cyclical stocks in Financials, Industrials, and Media and our Small Cap stock-picks have begun to outperform in recent months, and we believe could be significant beneficiaries of the economic recovery and normalization of society as the year progresses.

In the current market, there are signs of frothiness in some of the popular trades of 2020, but there are also many stocks that were left behind in last year’s market rally yet have solid and improving fundamentals. We believe this kind of environment favors active managers like ourselves who do the fundamental research and analysis to find undervalued companies that can achieve above-average growth in a more benign stock market. Our focus on companies with proprietary platforms that can generate iterations of innovative new products and services over multiple years has served us well and allowed us to identify companies early on like Amyris, which is finally beginning to gain recognition for its potential long-term double-digit annual growth opportunity as a leader in the emerging Synthetic Biology Revolution. Several of our platform companies, including those in Biotech, have yet to breakout but we believe are on the cusp of multiple catalysts in the next 12-18 months that could help them achieve significant price discovery in the market.

Investment Outlook

While the human health and economic impacts of the pandemic continue to be with us, we believe that there is still reason to be optimistic about the path forward for equities. We expect that sustained accommodative monetary and fiscal policy, the ongoing rollout of effective vaccines, and significant pent-up demand from households

whose balance sheets are in far better shape than in past recessions should lead to continued economic   recovery in 2021. The path to a full recovery, however, may be choppy and is highly dependent on virus transmission dynamics and the global distribution of vaccines. As the economy improves, we expect a rebound in corporate margins, profits, and cash flows and could see a widespread return of stock buybacks, dividends, and increased M&A. Although equity valuations are elevated with the S&P 500 trading at 22x 2021 EPS, we continue to believe that stocks are cheap relative to bonds and money market funds whose yields provide little to no return in the current ultra-low rate environment.

This improving backdrop supports our constructive view on stocks for the next 12 months, however we would not expect similar sized returns in 2021 as the stock market achieved in 2020 given current above-average equity valuations. Following such strong recent performance and the continued uncertainty surrounding the virus, the stock market could be susceptible to a near-term pullback, but we would use such an opportunity to buy stocks that we believe can outperform over the next 3-5 years.

US Election Results – Near-Term Positive for Economy & Stocks

As we discussed in our prior letter, we believe that a Biden presidency and Democratic Congress is a net positive for equities and the economy as larger fiscal stimulus should boost economic growth in the coming years. The Biden Administration is inheriting an economy that is still reeling from the effects of the pandemic and we believe that its top policy initiatives in the next 1-2 years will be aimed at stimulating growth. Thus, we would expect infrastructure spending on things like airports, wind and solar energy, and better internet infrastructure, and a sharp focus on creating jobs domestically. While the potential for increased regulation and a higher corporate tax rate could reduce corporate earnings, we believe that this could be more than offset by a faster economic recovery.

Risks of Slower Vaccine Rollout, Fed Tapering, and Rising Debt Levels

Although multiple vaccines have begun to be administered and we anticipate several new vaccines to be approved in the coming months, the rate of vaccinations in the US so far has fallen short of expectations and could threaten the pace of the economic recovery if it does not improve over the coming months.

The injection of further fiscal stimulus into the economy and continued easy monetary policy should support a robust economic recovery in 2021, however there is a risk that this accelerated growth could trigger higher inflation. While moderate inflation is good for economic activity, sustained price inflation over 2% could result in significantly higher bond yields and raise the probability of tighter monetary policy from the Federal Reserve, which we believe would be a headwind for stocks. However, while prices may pick-up in the coming months, we expect that benign demographics growth and continuous technology advancements (Digital Deflation) should keep inflation relatively subdued and Fed policy accommodative.

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

We also continue to be concerned about the longer-term ramifications from the rising levels of government spending although we acknowledge that government support of the economy has been a necessity during the pandemic and may continue to be so for the next several months. Fortunately, we continue to expect that the low inflation and interest rates that we have experienced over the last 15 years will continue, which will reduce the burden from the higher debt levels. Eventually, debt reduction will need to become a priority.

Review of Fiscal Year 2020

In the Fund’s fiscal 4th Quarter ending 11/30/20, the Fund was up 5.5% vs. total returns of 3.9% and 3.9% for the Wilshire 2500 Growth and S&P 500 indexes. For the Fund’s fiscal year ending 11/30/20, the Fund was up 23.9% vs. gains of 30.1% and 17.5% for the Wilshire 2500 Growth and S&P 500 indexes. For the calendar year ending 12/31/20, the Fund rose 50.9% vs. gains of 33.0% and 18.4% for the Wilshire 2500 Growth and S&P 500 indexes.

The largest contributor to 2020 performance was Amyris, whose shares rose 100% during the year and have gained another 50% so far in 2021. The company continues to grow revenues double-digits while improving its profitability and recently completed the first of three strategic transactions for several of its molecules that could bring in $200 million of cash to the company while simultaneously establishing values for its products and pipeline molecules that exceed its current market capitalization. More information on why we think Amyris will be a leader in the Synthetic Biology Revolution can be found on our website www.tanaka.com.

Tesla’s shares were up over 700% during the year on better-than-expected earnings results, significant battery technology improvements, and increased interest in the global transformation to electric vehicles and sustainable energy generation/storage. Corcept Therapeutics also gained over 100% in 2020 as recent developments in its patent infringement lawsuit set up a potentially favorable ruling. Apple and Qualcomm, our two largest Technology holdings, also contributed to the Fund’s positive performance as they both are benefiting from the global 5G cellular rollout and accelerated demand from Work-From-Home trends.

Partially offsetting some of the gains were our positions in inverse S&P 500 and Russell 2000 ETFs, which we held temporarily to protect against possible corrections in stocks during the year. Aflac also lagged due to the persistently low interest rate environment for most of the year, however the stock has risen over the last three months in parallel with bond yields and continues to have one of the most attractive valuations in our portfolio.

Nanoco was down for the year after the emergence of the COVID-19 pandemic shelved its plans to be acquired by one of several interested suitors. BeyondSpring underperformed due to several equity offerings during the year, however we believe this biotech is set up for a breakout year with potential US and China approvals for its leading drug to treat Neutropenia.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call       1-877-4-TANAKA. TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support!

Graham Tanaka, CFA

Benjamin Bratt

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail: tanaka@tanaka.com

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

November 30, 2020 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

Performance through November 30, 2020

Comparison of the Growth of a $10,000 Investment in the

TANAKA Growth Fund, Class R and the Wilshire 2500 Growth Index

TANAKA Growth Fund (TGFRX)

Through November 30, 2020

TANAKA Growth Fund, Class R
Wilshire 2500 Growth
$48,088
$24,852
Inception Date
12/30/98
Value
Date
$51,000
$46,000
$41,000
$36,000
$31,000
$26,000
$21,000
$16,000
$11,000
$6,000
Nov-98
Nov-99
Nov-00
Nov-01
Nov-02
Nov-03
Nov-04
Nov-05
Nov-06
Nov-07
Nov-08
Nov-09
Nov-10
Nov-11
Nov-12
Nov-13
Nov-14
Nov-15
Nov-16
Nov-17
Nov-18
Nov-19
Nov-20

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	12-31-19 to 11-30-20	11-30-19 to 11-30-20	11-30-15 to 11-30-20	11-30-10 to 11-30-20	12-30-98 to 11-30-20
R-Share	23.24%	23.92%	1.52%	7.65%	4.23%
Wilshire 2500 Growth	26.51%	30.08%	18.21%	16.01%	7.57%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through November 30, 2020.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA. Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Wilshire 2500 Growth Index is a benchmark of the large and small-sized growth companies in the US equity market. It is a float-adjusted, market capitalization-weighted derivative index of the Wilshire 2500 Index.

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

November 30, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Communications, 1.41%
Cash Equivalent, 0.26%
Consumer Discretionary, 9.42%
Consumer Staples, 2.95%
Financials, 12.46%
Technology, 48.02%
Health Care, 10.09%
Industrials, 3.35%
Materials, 12.04%

Sectors are based on Bloomberg® classifications.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2020

Shares		Value

COMMON STOCKS - 100.00%

Accident & Health Insurance - 4.80%
12,100	Aflac, Inc.	$ 531,553

Beverages - 1.30%
1,000	PepsiCo, Inc.	144,230

Cigarettes - 1.66%
2,435	Philip Morris International, Inc.	184,451

Electronic Computers - 25.83%
24,048	Apple, Inc.	2,862,915

Industrial Organic Chemicals - 9.92%
376,342	Amyris, Inc. *	1,098,918

Investment Advice - 1.63%
6,375	Carlyle Group, Inc.	181,114

Measuring & Controlling Device - 6.72%
16,833	Onto Innovation, Inc. *	744,187

Miscellaneous Metal Ores - 2.03%
125,445	NexGen Energy Ltd. (Canada) # *	225,234

Motor Vehicle Parts & Accessories - 3.37%
1,830	Honeywell International, Inc.	373,174

Motor Vehicles & Passenger Car - 6.22%
1,215	Tesla Motors, Inc. *	689,634

Pharmaceutical Preparations - 10.13%
9,730	BeyondSpring, Inc. *	108,781
82,953	Catalyst Pharmaceuticals, Inc. *	303,608
16,655	Corcept Therapeutics, Inc. *	377,069
6,590	Ionis Pharmaceuticals, Inc. *	332,993
		1,122,451
Radio & TV Broadcasting & Communications Equipment - 8.13%
6,123	Qualcomm, Inc.	901,122

Retail-Catalog & Mail-Order Houses - 3.23%
113	Amazon.com, Inc. *	357,989

Security Brokers, Dealers & Flotation Companies - 4.38%
7,007	Stifel Financial Corp.	485,585

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

November 30, 2020

Shares		Value

Semiconductors & Related Devices - 3.73%
16,890	Tower Semiconductor Ltd. (Israel) #	$ 413,129

Services-Business Services - 3.78%
925	Accenture PLC Class A (Ireland) #	230,408
560	MasterCard, Inc. Class A	188,446
		418,854
Services-Computer Programming, Data Processing, Etc. - 0.55%
220	Facebook, Inc. Class A *	60,933

Specialty Chemicals - 1.73%
1,400,668	Nanoco Group Plc. (United Kingdom) # *	191,709

Television Broadcasting Stations - 0.86%
2,700	ViacomCBS, Inc. Class B	95,256

TOTAL FOR COMMON STOCKS (Cost $6,226,953) - 100.00%		11,082,438

RIGHTS - 0.14%

Industrial Organic Chemicals - 0.14%
39,800	Amyris, Inc. 1/31/2021 @ $2.87 (Notional Value $116,216) (a) * +	15,482
TOTAL FOR RIGHTS (Cost $0) - 0.14%		15,482

SHORT-TERM INVESTMENTS - 0.26%
29,030	Huntington Conservative Deposit Account 0.02% **	29,030
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $29,030) - 0.26%		29,030

TOTAL INVESTMENTS (Cost $6,255,983) - 100.40%		11,126,950

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.40)%		(44,510)

NET ASSETS - 100.00%		$ 11,082,440

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at November 30, 2020.

+ The notional amount is calculated by multiplying outstanding shares by the spot price at November 30, 2020.

# Total market value for foreign common stock is $1,060,480, representing 9.57% of net assets.

(a) Level 3 Security.  See Note 3.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2020

Assets:
Investments, at Value (Cost $6,255,983)	$ 11,126,950
Receivables:
Dividends and Interest	6,534
Prepaid Expenses	8,604
Total Assets	11,142,088
Liabilities:
Due to Advisor	8,813
Directors' Fees	463
Shareholder Redemptions	16,029
Other Accrued Expenses	34,343
Total Liabilities	59,648
Net Assets	$ 11,082,440

Net Assets Consist of:
Capital Stock	$ 4,484
Paid-In Capital	7,028,414
Distributable Earnings	4,049,542
Net Assets, for 448,422 Shares Outstanding	$ 11,082,440

Net Asset Value and Offering Price Per Share	$ 24.71

Minimum Redemption Price Per Share ($24.71*0.98) (Note 7) (a)	$ 24.22

(a) A minimum redemption fee of 2% is imposed in the event of certain redemption transactions occurring within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2020

Investment Income:
Dividends	$ 97,142
Money Fund Dividends	961
Total Investment Income	98,103

Expenses:
Advisory	96,973
Transfer Agent	38,157
Distribution (12b-1) Fees	24,243
Directors' Fees	5,062
Legal	15,450
Audit	15,828
Printing and Mailing	22,630
Administrative	9,697
Registration	13,565
Custody	8,388
Miscellaneous	7,411
Insurance	5,220
Total Expenses	262,624
Fees Waived by the Advisor (Note 5)	(24,917)
Net Expenses	237,707

Net Investment Loss	(139,604)

Realized and Unrealized Gain (Loss) on Investments Foreign Currency and Right Transactions:
Net Realized Gain on Investments and Foreign Currency Transactions	102,489
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	2,238,510
Net Change in Unrealized Depreciation on Right Transactions	(29,930)
Realized and Unrealized Gain on Investments Foreign Currency and Right Transactions:	2,311,069

Net Increase in Net Assets Resulting from Operations	$ 2,171,465

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	11/30/2020	11/30/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (139,604)	$ (144,312)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	102,489	(506,417)
Net Change in Unrealized Appreciation on Investments, Foreign Currency and Right Transactions	2,208,580	834,373
Net Increase in Net Assets Resulting from Operations	2,171,465	183,644

Capital Share Transactions (Note 7)	(1,055,020)	(1,004,937)

Total Increase (Decrease)	1,116,445	(821,293)

Net Assets:
Beginning of Year	9,965,995	10,787,288

End of Year	$11,082,440	$ 9,965,995

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	Years Ended
	11/30/2020	11/30/2019	11/30/2018	11/30/2017	11/30/2016

Net Asset Value, at Beginning of Year	$ 19.94	$ 19.52	$ 22.58	$ 20.46	$ 22.92

Income From Investment Operations:
Net Investment Loss *	(0.29)	(0.27)	(0.33)	(0.35)	(0.23)
Net Gain (Loss) on Securities (Realized and Unrealized)	5.06	0.69	(2.73)	2.47	(2.23)
Total from Investment Operations	4.77	0.42	(3.06)	2.12	(2.46)

Redemption Fees ***	-	-†	-	-	-

Net Asset Value, at End of Year	$ 24.71	$ 19.94	$ 19.52	$ 22.58	$ 20.46

Total Return **	23.92%	2.15%	(13.55)%	10.36%	(10.73)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 11,082	$ 9,966	$ 10,787	$ 14,402	$ 14,775
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.70%	2.66%	2.29%	2.29%	2.29%
Ratio of Net Investment Loss to Average Net Assets	(1.69)%	(1.65)%	(1.53)%	(1.57)%	(1.13)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.45%	2.45%	2.29%	2.29%	2.31%
Ratio of Net Investment Loss to Average Net Assets	(1.44)%	(1.44)%	(1.53)%	(1.57)%	(1.15)%
Portfolio Turnover	15.08%	4.94%	18.94%	19.21%	76.98%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

†  Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

November 30, 2020

NOTE 1. ORGANIZATION

The TANAKA  Growth Fund (the "Fund") was  organized as a series of TANAKA Funds, Inc.,  a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest larger positions in small number of companies of its total assets. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The Fund's performance may be affected disproportionately by the performance of relatively few stocks.  In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund has qualified, except as described below, and intends to qualify as a regulated investment company (“RIC”) and to comply with the applicable provisions of the Internal Revenue Code of 1986 as amended (the “Code”), and to distribute substantially all of its taxable income to their shareholders. Therefore, no federal income or excise tax provision is required. During the fiscal year ended November 30, 2020, the Fund did not qualify as a RIC under Subchapter M of the Code because it did not meet certain asset diversification requirements. Accordingly, the Fund will file as a “C” corporation for the fiscal year ended November 30, 2020. As a “C” corporation, the Fund is subject to federal income taxes on any taxable income for that period. However, the Fund had a net loss for the fiscal year ended November 30, 2020 and consequently did not incur any tax liability. The Code contains procedures to allow a Fund that does not meet the requirements to be taxed as a RIC to re-establish its status as a RIC if it meets certain criteria.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2020

reviewed the tax positions taken on its 2017-2019 returns and expected to be taken in the Fund’s 2020 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdiction as U.S. Federal and the state of Maryland.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2020

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2020

the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2020

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized as Level 1.

Derivative Instruments (warrants and rights) - The Fund can invest in warrants and rights of companies of any market capitalization. A warrant and right gives the Fund the right to buy stock, typically from the issuer. The warrant and right specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant and right expires. Certain warrants and rights permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and rights and buy the stock. Derivative transactions which are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Warrants and rights are valued using the Black-Scholes Model and are categorized in Level 3 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of November 30, 2020:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 11,082,438	$ -	$ -	$ 11,082,438
Right	-	-	15,482	15,482
Short-Term Investments	29,030	-	-	29,030
	$ 11,111,468	$ -	$ 15,482	$ 11,126,950

*Industry classifications for these categories are detailed in the Schedule of Investments.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2020

The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

The following table sets forth a summary of the changes in the fair value of the Fund’s Level 3 investments for the year ended November 30, 2020:

	Balance as of November 30, 2019	Purchases/ (Sales)	Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Balance as of November 30, 2020
Right	$ 45,412	$ -	$ -	$ (29,930)	$ 15,482
	$ 45,412	$ -	$ -	$ (29,930)	$ 15,482

The following information about significant unobservable inputs (Level 3) for the Fund as of November 30, 2020:

Asset Categories	Fair Value	Valuation techniques	Unobservable Input	Input Values
Right	$ 15,482	Black-Scholes Model	Volatility	75%

The total change in unrealized depreciation included in the statement of operations attributable to level 3 investments still held at November 30, 2020 was $29,930.

NOTE 4. DERIVATIVE TRANSACTIONS

As of November 30, 2020, the location of the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Asset Categories	Location	Total
Right	Investment in securities at value	$ 15,482

Unrealized gains and losses on derivative contracts entered into by the Fund during the year ended November 30, 2020, are recorded in the following location on the Statement of Operations:

Net change in unrealized appreciation/(depreciation) on:	Location	Total
Right	Net change in unrealized Depreciation on rights	$ 29,930

The Fund considers the average quarter-end notional amounts during the period, categorized by primary underlying risk, to be representative of its derivative activities during the year ended November 30, 2020.

Average notional value of:

Right

$ 130,544

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2020

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities, which require that the Fund disclose: a) how and why an entity uses derivative instruments and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 2020, the Advisor earned a fee of $96,973 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  November 30, 2021. For the year ended November 30, 2020, the Advisor waived advisory fees of $24,917. At November 30, 2020, the Fund owed the Advisor $7,951 for management fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). At November 30, 2020, amounts subject to future recoupment are as follows:

Recoverable Through	Amount Recoverable
November 30, 2022	$20,789
November 30, 2023	$24,917

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the year ended November 30, 2020, the Advisor earned a fee of $9,697 from the Fund under the Administrative Agreement. At November 30, 2020, the Fund owed the Advisor $862 for administrative fees.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2020

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan") as amended and approved on December 14, 2020. The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to brokers, dealers and other financial institutions, including the investment adviser to the “Fund”, (collectively, the “Service Organizations”) for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the year ended November 30, 2020, were $24,243. For the year ended November 30, 2020, the Advisor received 12b-1 fees of $16,517.

NOTE 6. INVESTMENTS

For the year ended November 30, 2020, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 1,453,025
Sales	$ 2,591,416

NOTE 7. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at November 30, 2020, was $7,032,898. Capital share transactions for the years ended November 30, 2020 and 2019, respectively, were as follows:

	Year Ended 11/30/20		Year Ended 11/30/19
	Shares	$ Amount	Shares	$ Amount
Shares sold	4,265	$ 84,967	7,387	$ 140,643
Shares redeemed	(55,671)	(1,139,987)	(60,149)	(1,145,580)
Net decrease	(51,406)	$ (1,055,020)	(52,762)	$(1,004,937)

For the year ended November 30, 2020, the shares redeemed amounts include account servicing fees of $7,327 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the year ended November 30, 2020, no redemption fees were collected by the Fund from shareholder transactions and the year ended November 30, 2019, $6 was collected of redemption fees from shareholder transactions.

NOTE 8.   TAX MATTERS

As of November 30, 2020, unrealized appreciation (depreciation) and cost of investment securities on a tax basis, were as follows:

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2020

Gross unrealized appreciation on investment securities	$ 5,934,019
Gross unrealized depreciation on investment securities	(1,063,052)
Net unrealized appreciation on investment securities	$ 4,870,967

Tax Cost of investment securities *	$ 6,255,983

* Includes short-term investment.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2020, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$4,870,967
Post-December Ordinary Losses	(131,069)
Post-October Losses	(343)
Capital Loss Carryforwards	(690,013)
Total Distributable Earnings, Net	$4,049,542

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of November 30, 2020, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ 343	$ -	$ 131,069	$ 131,642

As of November 30, 2020, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Long-term non-expiring	$ 507,183
Short-term non-expiring	182,830
Total	$ 690,013

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

As of November 30, 2020, the Fund elected to utilize $102,832 of Short-term capital loss carryforward.

The Fund has recorded a reclassification in the capital accounts. As of November 30, 2020, the Fund recorded permanent book/tax differences of $140,176 from net

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2020

investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

No distributions were paid by the Fund for the years ended November 30, 2020 and 2019.

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 10.  SECTOR RISK

If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  For example, to the extent the Fund is overweighted in the technology sector it will be affected by developments affecting the applicable sector.  The sector is subject to changing government regulations that may limit profits and restrict services offered.  Companies in this sector also may be significantly affected by intense competition.  In addition, technology products may be subject to rapid obsolescence.

NOTE 11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2020

caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and

Board of Directors of

TANAKA Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund (the "Fund"), a series of the TANAKA Funds, Inc., including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the TANAKA Growth Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of November 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006

Abington, Pennsylvania

January 27, 2021

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

November 30, 2020 (UNAUDITED)

 Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. Please note that the expenses shown in the table are meant to highlight your ongoing costs (in dollars) only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2020 through November 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2020	November 30, 2020	June 1, 2020 to November 30, 2020

Actual	$1,000.00	$1,268.48	$13.89
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.75	$12.33

* Expenses are equal to the Fund’s annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

November 30, 2020 (UNAUDITED)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

INVESTMENT ADVISORY AGREEMENT RENEWAL

At a meeting held on December 14, 2020, the Board considered the renewal of the Investment Advisory Agreement between the Fund and Tanaka Capital Management, Inc. (the “IA Agreement”).  The Board began its review of the IA Agreement and discussed the Board’s responsibilities and considerations when reviewing the Agreement.  Independent Counsel (“Counsel”) advised the Board that there are five factors set forth by the SEC as minimum considerations, each of which must be visited when considering the renewal of the IA Agreement.  Counsel guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the investment advisor; (2) the investment performance of the fund and the investment advisor; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In addition to the five factors discussed above, and to further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board had requested and received the following information: a description of the Advisor’s business and any personnel changes, the Code of Ethics and insider trading policy, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor and sub-advisors and their personnel. In addition, the Board requested and received financial

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2020 (UNAUDITED)

statements from the Adviser for relevant periods, a description of the compensation received by the Advisor from the Fund both as aggregate and in relation to fees charged by other advisors to similar funds, information relating to the Advisor’s policies and procedures regarding best execution, trade allocation, and soft dollar arrangements.  The materials prepared by the Advisor were provided to the Board in advance of the meeting.

The Board considered the fees charged by the Advisor in light of the services provided to the Fund by the Advisor.  After full review of the materials presented and careful consideration, the Board, with the independent Directors separately concurring, agreed that the fees charged by the Advisor were fair and reasonable in light of the services provided to the Fund.

The Board then discussed the nature, extent and quality of the Advisor’s services to the Fund.  In particular, the Board noted with approval the Advisor’s commitment to maintaining certain targeted expense ratios for the Fund, its efforts in providing comprehensive and consistent investment management to the Fund, and its efforts to maintain ongoing regulatory compliance for the Fund.  The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Fund, and those prior reviews were incorporated into the Board’s current considerations.

The Board discussed the Advisors current fee structure and whether such structure would allow the Fund to realize economies of scale as they grow.  Accordingly, it would be premature of the Board to consider economies of scale.

The Board next considered the investment performance of the Fund and the Advisor’s performance.  The Board generally approved of the Fund’s performance.  The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline.  The Board also noted with approval that although the Adviser’s business was not devoted exclusively to serving the Fund, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Fund.  Further considerations are discussed below.

1.  The nature, quality, and extent of services furnished by TANAKA, including:

(a) That the breadth and the quality of investment advisory and other services being provided are satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds;

(b) That TANAKA has made significant expenditures in prior years to ensure that it has the systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders, including the dedication of substantial resources to TANAKA’s investment and trading departments; and

(c) That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by TANAKA to the Fund, and has determined that TANAKA is charging fair, reasonable, and competitive fees.

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2020 (UNAUDITED)

(d) The risks assumed by TANAKA in providing investment advisory services to the Fund including the capital commitments which have been made in the past and which continue to be made by TANAKA to ensure the continuation of the highest quality of service to the Fund is made with the recognition that the Fund’s advisory relationship with TANAKA can be terminated at any time and must be renewed on an annual basis.

2.  The fairness of fee arrangements, including:

(a) That upon review of the advisory fee structures of the Fund in comparison with other similar funds, the level of investment advisory fees paid by the Fund is competitive;

(b) That the expense ratio of the Fund is generally competitive;

(c) That TANAKA has contractually agreed to impose expense limitations on the Fund at a cost to TANAKA; and

(d) That the advisory and other fees payable by the Fund to TANAKA are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation.

(e) That the fees paid to TANAKA for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds, and to the extent that the fees of those accounts are lower, the reasons why such accounts are less costly for TANAKA to manage.

(f) The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

3.  The costs borne by TANAKA in providing advisory services to the Fund and the profitability of TANAKA in light of the estimated profitability analysis which had been provided by TANAKA; and

4.  The benefits to TANAKA from serving as the Fund’s Advisor

After full discussion and consideration, and being no further questions or comments from the Board, the contract with the Adviser was renewed for another year.

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

November 30, 2020 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (72)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (84)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (72)*	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	Council for Economic Education since 2018.
Benjamin M. Bratt (28)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

For the year ended November 30, 2020, each Director was paid a fee of $2,500.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

This Page Was Left Blank Intentionally

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones, Esquire

20770 Hwy 281 N, Suite 108-619

San Antonio, TX 78258

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2020

$ 13,400

FY 2019

$ 13,700

(b)

Audit-Related Fees

Registrant

Adviser

FY 2020

$ N/A

$N/A

FY 2019

$ N/A

$N/A

Nature of the fees:

(c)

Tax Fees

Registrant

Adviser

FY 2020

$ 2,400

$N/A

FY 2019

$ 2,400

$N/A

Nature of the fees: Preparation of the Fund’s tax return.

(d)

All Other Fees

Registrant

Adviser

FY 2020

$ N/A

$N/A

FY 2019

$ N/A

$N/A

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditor's specific representations as to their independence;

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

N/A%

Tax Fees:

0%

N/A%

All Other Fees:

N/A  %

N/A%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2020

$ 2,400

$  0

FY 2019

$ 2,400

$  0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     February 3, 2021

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  February 3, 2021

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  February 3, 2021

* Print the name and title of each signing officer under his or her signature.